UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 25, 2006, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Earnings Press Release”) announcing its financial results with respect to the quarter ended March 31, 2006.

The foregoing is qualified by reference to the Earnings Press Release, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

In a second press release on April 25, 2006 (the “Redemption Press Release”), Lone Star also announced that on April 24, 2006 its Board of Directors (the “Board”) authorized the redemption in early June 2006 of Lone Star’s $150.0 million of outstanding 9.00% Senior Subordinated Notes (the “Notes”).

The foregoing is qualified by reference to the Redemption Press Release, which is filed as Exhibit 99.2 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Earnings Press Release of Lone Star dated April 25, 2006 announcing its financial results with respect to the quarter ended March 31, 2006.

99.2	Redemption Press Release announcing that the Board authorized the redemption in early June 2006 of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: April 25, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Earnings Press Release of Lone Star dated April 25, 2006 announcing its financial results with respect to the quarter ended March 31, 2006.

99.2	Redemption Press Release announcing that the Board authorized the redemption in early June 2006 of the Notes.